UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2003
                                                  (April 23, 2003)

                      AMERICAN RECREATIONAL ENTERPRISES INC
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                         000-31477           98-0224958
----------------------------------        ------------    ----------------------
(State or other jurisdiction              (Commission       (IRS Employer
   of incorporation)                      file number)       Identification No.)

2000 East 4th Avenue
Hialeah, FL                                                         33010
---------------------------------------                   ----------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (305) 887-0624

                          3545 NW 71st, Miami, FL 33147
           ----------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                Maria A. Fernandez
                                Fernandez Friedman Grossman Kohn & Son PLLC
                                2400 National City Tower
                                101 South Fifth Street
                                Louisville, KY 40202-3103
                                (502) 589-1001
                                (877) 299-1001 toll-free
                                (502) 589-7333 fax

ITEM 1.              CHANGE OF CONTROL OF REGISTRANT.

     On February 14, 2003, the Company issued a total of 20,000,000 shares of its common stock to Jorge Elias, 2000 East 4th Avenue, Hialeah, Florida 33010, in exchange for a payment to the Company through a subscription agreement for such shares in the amount of $50,000.00. The shares were not released from escrow and delivered to Mr. Elias until finalization of the Company's business plan on April 23, 2003. The shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D promulgated thereunder.

     On April 23, 2003, the Board of Directors of the Company (the "Board") appointed Jorge Elias to serve as a member of the Board until the next meeting of the shareholders in which directors are to be elected. Subsequently the Directors, Andres Fernandez, Emilio Jara, and Amelia Fernandez tendered their resignations and resigned effective immediately. The resignations were accepted. None of the Directors resigned due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices and did not furnish the Company with a letter requesting that any matter be disclosed. The express purpose of the change was to enable Mr. Elias to orchestrate and direct the new business operations of the Company.

DESCRIPTION OF BUSINESS

     On April 23, 2003, the Company formed Lenders/Investors, Inc., a Florida corporation, as a wholly owned subsidiary. Lenders/Investors, Inc. will engage in (a.) making medium to high risk unsecured loans to third party individuals, corporations, and other entities; (b.) equity investments in early-stage, early-growth, pre-IPO companies with a primary objective of both long-term capital appreciation as well as short term profits; and, (c.) general asset management, and general business services which at the present time are not defined by management but will be defined by future business opportunities. To date Lenders/Investors, Inc. has not engaged in business activity nor made any loans.

     Lenders/Investors, Inc. will be based at 2000 East 4th Avenue, Hialeah, FL 33010 (Phone number 305-887-0624), under the direction and supervision of its sole officer and director Jorge Elias.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     (a) Set forth below are the names, ages, positions, with the Company and business experiences of the executive officers and directors of the Company.

Name                  Age           Position(s) with Company
--------------        ---           --------------------------
Jorge Elias           38            Sole Officer and Director

     All directors hold office until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify. Officers serve at the pleasure of the Board of Directors. The officers and directors will devote such time and effort to the business and affairs of the Company as may be necessary to perform their responsibilities as executive officers and/or directors of the Company.



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




BUSINESS EXPERIENCE

Jorge Elias, Sole Officer and Director

     Jorge Elias, age 38, currently serves as sole officer and director. Mr. Elias has served in each of these capacities since April 2003. Since 1988, Mr. Elias has been and continues to be the Director of Marketing and Sales for Elias Fabrica, Inc. located in Hialeah, Florida. In that capacity, he is responsible for budgeting, marketing and sales, employee and vendor relations, hiring and supervision of personnel. Mr. Elias attended St. Thomas University in Miami, FL between 1987 and 1991, where he earned a Bachelor of Arts degree in Management.

EXECUTIVE COMPENSATION

Name and Post    Year  Annual Comp    Annual Comp   Annual Comp   LT Comp       LTIP      Other
                       Salary         Bonus         Other         Rest. Stock   Payouts
--------------   ----  -----------    -----------   -----------   -----------   ------- ---------
Jorge Elias,     2003      0              0             0             0            0
Sole Officer
 and Director

(1) All other compensation includes certain health and life insurance benefits paid by the Company on behalf of its employees.
(2) Mr. Elias will not be compensated until the Company receives funding in the amount of $100,000.00 or more and the Board of Directors thereafter approves reasonable compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 23, 2003, regarding the ownership of the Company's Common Stock by each shareholder known by the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of Common Stock, each director and all executive officers and directors as a group. Except as otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned.

Name and Address          Title of    Amount and Nature      Percent of
of Beneficial Owner       Class       of Beneficial Owner    Class
---------------------    ---------   --------------------    -----------
Jorge Elias               Common      20,000,000               78%
2000 East 4th Avenue
Hialeah, FL 33010

Andres Fernandez          Common       2,000,000                7.9%
3545 NW 71st Street
Miami, FL 33147






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





(a)  Exhibits


Exhibit No.     Description
------------   ----------------------------------------------------------
3.(i).1     *  Articles of Incorporation of Lenders/Investors, Inc.
               filed April 23, 2003.

3.(ii).1    *  Bylaws of Lenders/Investors, Inc.
------------
*    Filed Herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                     AMERICAN RECREATIONAL ENTERPRISES, INC.
                                  (Registrant)



Date:      April 23, 2003        By:   /s/ Jorge Elias
                                      --------------------------------------
                                      Jorge Elias, Sole Officer and Director



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